UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2010
Date of Report (Date of earliest event reported):

NEW FRONTIER ENERGY, INC
(Exact name of registrant as specified in charter)

Colorado	0-50472	84-1530098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Broadway, Suite 920 Denver, CO 80202
(Address of principal executive offices)

(303) 730-9994
Registrant's telephone number, including area code

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On April 16, 2010, New Frontier Energy, Inc. (the “Company”) filed a Form 8-K under Item 4.01 announcing the dismissal of Stark Winter Schenkein & Co., LLP (“Stark Winters”) as its independent registered public accounting firm, and the engagement of Hein & Associates, LLP as the Company's new independent registered public accounting firm. On the date of filing, the Company provided Stark Winters with a copy of the Form 8-K and requested that Stark Winters furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in the Form 8-K filed on April 16, 2010. On May 3, 2010, Stark Winters delivered a copy of such letter dated April 30, 2010, which is filed as Exhibit 16.1 to this amended report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated April 30, 2010 from Stark Winters to the Securities and Exchange Commission

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER ENERGY, INC.

Date: May 5, 2010	By:	/s/ Samyak Veera
Samyak Veera, Chairman of the Board